Exhibit 99.11

JPM Loan ID	Loan Status	Final Overall Event Level	Final Credit Event Level	Final Compliance Event Level	Final Property Event Level	Credit Exceptions	Compliance Exceptions	Property Exceptions	Compensating Factors	Immaterial/Overridden	Lender Comments	Cleared Exceptions	Exceptions	TRID Flag
110511776	Approved	2	1	2	1
Verified housing payment history - The credit report reflects 0x30 days delinquent in 58 months on the most recent first lien mortgage.; Verified reserves - Post closing reserves of $185,074.14. 44 months of PITI reserves. 24 months required per guidelines. ;

RESPA 0012 Box A. - Adjusted origination charge cannot increase on HUD1 - Final GFE dated 6/3/2014 (pg 35) reflects a discount credit in Box 2 of ($400.00) with resulting Box A of $592. Final HUD reflects an increased Box A of $992. No redisclosed GFE provided in file disclosing increase in Adjusted origination fee.  , Compensating Factors: Verified housing payment history

COMP 0001 Finance charge under disclosed - Finance charges are under disclosed by $150. Unable to determine cause of under disclosures as No TIL itemization was provided. HUD reflects a credit of $2,632.77 on line 209 for closing costs however no detail of this credit was provided and HUD in file is not final. Credit was not applied.  The disclosed finance charge ($441,563.97) is ($147.94) below the actual finance charge($441,711.91). The Truth in Lending Act considers the disclosed finance charge inaccurate if it is more than $100 below the actual finance charge. (12 CFR Sec. 1026.18(d)(1))., Compensating Factors: Verified housing payment history

RESPA 0011 Box 2. - Interest rate charge cannot increase on HUD1 - Based on documentation received 11/19/14 reflecting a $400 reimbursement made to the borrower for a RESPA cure, missing is a revised Final HUD reflecting the specific RESPA Cure in Section 200 of the HUD1 in the amount of $400.00.
 , Compensating Factors: Verified housing payment history

8/4/14 - Received copy of CDA reflecting original appraisal value of $743,000 is supported. APPR 0040 Exception Cleared. ;
8/6/14- Received signed copy of 1008 executed by underwriter that matches final terms of subject transaction. APRV 0001 Exception cleared. ;
8/6/15 - Received copies of Permanent resident cards for both borrowers reflecting residency is extended through Jan/2015. CRED 0032 Exception cleared.;
8/6/14- Received copy of fully executed sales contract with a purchase price of $739,900. HUD 0014 Exception cleared. ;
8/7/14- Fraud report completed. All alerts satisfactorily addressed. CRED 0089 Exception cleared.;
8/20/14 - Received the WVOE on borrower to confirm 24+ month employment history.  CRED 0082 Exception Cleared.;
8/20/14 - Received CPL letter reflecting Addressee as the correct Lender, its successors and/or assigns as their interest may appear.  TITL 0005 Exception Cleared.;
10/20/14 - Received a copy of the final HUD1 posted under COMP 0001 Exception.  Rejected under COMP 0001 but reviewed and replied to under the HUD 0001 Exception. HUD 0001 Exception Cleared.;
 11/25/14 - Cure documentation provided by Lender stated in cover letter to borrower that the credit should have been reflected on the HUD1 but was not.  RESPA 0011 Exception Cleared

CRED 0082 Income Documentation is Insufficient - Per 1003 and VVOE (pg 199) borrower only with current employer. Missing the VVOE for the borrower's previous employment to document 24 months employment history. Any employment gaps of 30 days must be documented.  - 8/20/14 - Received the VOE on borrower reflecting prior employment to confirm 24+ month employment history.  CRED 0082 Exception Cleared.

APRV 0001 Missing Underwriter Loan Approval - The 1008 on page 61 was not signed and no other approval found in the file. Unable to determine final loan program and date of loan approval.  - 8/6/14- Received signed copy of 1008 executed by underwriter that matches final terms of subject transaction. APRV 0001 Exception cleared.

TITL 0005 Missing Closing Protection Letter in File - The Closing Protection Letter (page 141) reflects different lender  - 8/20/14 - Received CPL letter reflecting Addressee as the correct lender, its successors and/or assigns as their interest may appear.  TITL 0005 Exception Cleared.;

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal review to reflect value of $743,000.00 is supported.  No CDA provided in file - 8/4/14 - Received copy of CDA reflecting original appraisal value of $743,000 is supported. APPR 0040 Exception Cleared.

CRED 0032 Missing borrower immigration or residency status documentation - The Permanent Resident Alien ID Cards provided on pages 181 & 183 expired prior to the close of this transaction and no documentation was found in the file indicating that the borrowers' permanent resident alien status had been renewed.   - 8/6/15 - Received copies of Permanent resident cards for both borrowers reflecting residency is extended through Jan/2015. CRED 0032 Exception cleared.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed - 8/7/14- Fraud report completed. All alerts satisfactorily addressed. CRED 0089 Exception cleared.

HUD 0001 Missing Final HUD-1 - Missing final HUD with all signatures and fields completed. Compliance review is not complete.  - 10/20/14 - Received a copy of the final HUD1 posted under COMP 0001 Exception.  Rejected under COMP 0001 but reviewed and replied to under the HUD 0001 Exception. HUD 0001 Exception Cleared.

 HUD 0014 Sales Price on HUD-1 does not agree with Purchase Contract - No purchase contract for subject property found in the file. Unable to document final purchase price per contract.  - 8/6/14- Received copy of fully executed sales contract with a purchase price of $739,900. HUD 0014 Exception cleared.
														Non-TRID
110837977	Approved	2	2	1	1
Income verified was not used in qualifying - Borrower's paystub (page 372)reflects ytd quarterly incentive pay of $xxxx or $xxxx per month and was not used in qualifying. ; Verified reserves - Cash remaining after closing and reserve requirements of $157,277.70.  58 months of PITI reserves. 9 months of PITI reserves required. ;

CRED 0009 Unacceptable Credit History - Per lender exception request (pg 41) borrower does not have required the required three open and active tradelines.   - 11/20/14 - Received email response from client to confirm exception granted based on 50+ months reserves and 3+ years rental history.  CR

11/19/14 - Received 3rd Party Desk Review that reflects original appraisal value of $610,000 is supported. APPR 0040 Exception Cleared.;
11/20/14 - Received Fraud Report with all alerts satisfactorily addressed. CRED 0089 Exception Cleared.;
11/20/14 - Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.;
11/20/14 - Received response from lender of: "closing instructions show instructions for recorded docs". This confirms specific detail was provided to the Closing Agent on how to send legal documents to the proper recording office. CRED 0049 Exception Cleared.;
 11/20/14 - Received email response from to confirm exception granted based on 50+ months reserves and 3+ years rental history.  CRED 0009 Exception Overridden to EV2 level.;

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 11/20/14 - Received Fraud Report with all alerts satisfactorily addressed. CRED 0089 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $610,000 is supported. No CDA is provided.  - 11/19/14 - Received 3rd Party Desk Review that reflects original appraisal value of $610,000 is supported. APPR 0040 Exception Cleared.

DEED 0049 Mortgage/Deed of Trust is Incomplete - 1) No evidence located in file that mortgage has been sent for recording or recording has been completed.
2) Policy states mortgage to be duly recorded. Title Policy does not confirm recording of mortgage.  - 11/20/14 - Received response from lender of: "closing instructions show instructions for recorded docs". This confirms specific detail was provided to the Closing Agent on how to send legal documents to the proper recording office. CRED 0049 Exception Cleared.

 COMP 0038 Special Information Handbook Not Provided - Missing evidence that Special Information Handbook/HUD Settlement Booklet was provided to borrower within 3 days of loan application.   - 9/22/2014.  Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.
														Non-TRID
110837991	Approved	1	1	1	1
Verified credit history - Credit report (page 349) reflects a median credit score of 760 with a payment history of 0x30,, with oldest trade line established in May 1996 will no judgments, liens or public records.
 ; Minimal outstanding debt - Borrower has 3 open revolving lines of credit with total credit lines of $13900 carrying outstanding balances of $3853 and monthly payments of $76. ; Verified reserves - Post closing reserves of $89,540.36. 20 months of PITI reserves verified. 9 months of PITI reserves required. ;

11/21/14 - Received Fraud report with all alerts satisfactorily addressed.  CRED 0089 Exception Cleared.;
11/21/14 - Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.;
 11/21/2014 - Received 3rd Party Desk Review that reflects original appraisal value of $930,000 is supported.  APPR 0040 Exception Cleared;

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $930,000 is supported. No CDA provided.  - 11/21/2014 - Received 3rd Party Desk Review that reflects original appraisal value of $930,000 is supported.  APPR 0040 Exception Cleared

COMP 0038 Special Information Handbook Not Provided - Missing evidence that Special Information Handbook/HUD Settlement Book was provided to borrower within 3 days of application date.   - 11/21/14 - Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.

 CRED 0089 Missing Required Fraud Tool - Fraud Report will all alerts satisfactorily addressed is not in file. - 11/21/14 - Received Fraud report with all alerts satisfactorily addressed.  CRED 0089 Exception Cleared.
														Non-TRID
300001583	Approved	2	2	1	1
Verified housing payment history - 21 months of mortgage history on investment property with 0x30 history. 24 months of rental history verified with cancelled checks. ; None - No other significant compensating factors due to income, asset and credit deficiencies. ;
										HUD 0023 Missing Proof of Release of Escrow Holdback - Missing evidence work has been completed and Escrow funds have been released. , Compensating Factors: Verified housing payment history
10/29/14 - Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet. COMP 0038 Exception Cleared.;
12/3/14 - Received statement from lender of: "conversion to US dollars attached." Lender attached screen print out of a conversion calculator website (XE Currency Converter) which reflects conversion equivalent of 33,059.90 AUD is 27,919.72 USD as of 12/2/14. Loan meets reserves required. CRED 0083 Exception Cleared.;
12/3/14 - Bonus income calculated from VOE (pg380) 2012-2013 and 2014 YTD/33. CRED 0082 Exception Cleared.;
12/5/14 - Escrow Hold back of $1000 is noted on the HUD1 (pg 68). If acceptable, it will be graded a B. Client confirmed they agree and acknowledged. Override HUD 0023 to EV2 level.;
12/5/14 - Received 3rd Party Desk Review that reflects original appraisal value of $765,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared;
12/5/14 - Received evidence of Recording Card Data with Title # that matches to the Mortgage Deed of Trust in file to confirm the Title company has submitted the Mortgage for proper recording on including evidence of payment made.  DEED 0049 Exception Cleared.;
 12/5/14 - Received updated Fraud report reflecting correct property address. Valuation CDA received 12/5/14 confirmed value supported. CRED 0089 Exception Cleared.;

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 12/5/14 - Received updated Fraud report reflecting correct property address. Valuation CDA received 12/5/14 confirmed value supported. CRED 0089 Exception Cleared.

DEED 0049 Mortgage/Deed of Trust is Incomplete - Missing evidence of recording with recording date and recording numbers.  - 12/5/14 - Received evidence of Recording Card Data with Title # that matches to the Mortgage Deed of Trust in file to confirm the Title company has submitted the Mortgage for proper recording on including evidence of payment made.  DEED 0049 Exception Cleared.

CRED 0082 Income Documentation is Insufficient - Evidence of continuance of bonus income is required per Appendix Q.  - 12/3/14 - Bonus income calculated from VOE (pg380) 2012-2013 and 2014 YTD/33. CRED 0082 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Missing evidence that Special Information Handbook/HUD Settlement Book was provided to borrower within 3 days of loan application.  - 10/29/14 - Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet. COMP 0038 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $765,000 is supported. No CDA provided.  - 12/5/14 - Received 3rd Party Desk Review that reflects original appraisal value of $765,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared

COND 0002 Condo Documentation is Insufficient - Missing completed Condo questionnaire and evidence that subject complex has been approved by client. Loan approval (pg 49) reflects lender required documentation that project was fully warrantable to Investor guidelines.  - 12/3/14 - Project is eligible for a Limited Review as it meets the transaction requirement of 80% maximum LTV on Owner Occupied property. COND 0002 Exception Cleared.

 CRED 0083 Asset Documentation is Insufficient - Missing documentation from lender to reflect converted funds.  - 12/3/14 - Received statement from lender of: "conversion to US dollars attached." Lender attached screen print out of a conversion calculator website (XE Currency Converter) which reflects conversion equivalent of 33,059.90 AUD is 27,919.72 USD as of 12/2/14. Loan meets reserves required. CRED 0083 Exception Cleared.
														Non-TRID
110850796	Approved	1	1	1	1
Verified employment history - Verified stable work history for both borrower and co borrower per VOEs on pgs 724 and 733.; Verified credit history - 743/758 FICO score. 720 minimum required. No material derogatory credit history. Credit file dates back to 5/1999. ; Verified housing payment history - Prior residence mortgage was rated for 60 months at 0x30 per credit report pg 572.; Verified reserves - Post closing reserves of $360,713.49. 35 months of PITI reserves verified. 18 months PITI required.  Borrower meets all lender reserve requirements. ;

12/12/14 - Website noted is valid site for recording document information. This is considered sufficient evidence and proof documents were sent for recording by Closing Agent.  DEED 0049 Exception Cleared.;
12/12/14 - Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.;
12/12/14 - Received Fraud Manager Fraud Report with all alerts satisfactorily addressed.  CRED 0089 Exception Cleared.;
12/12/14 -  Documents sent history displays all combined disclosures that were sent to the borrower that includes the Notice of Right to Copy of Appraisal also provided is Copy of Compliance Appraisal Cover letter.  ECOA 0004 Exception Cleared.;
12/15/2014 - Received 3rd Party Desk Review that reflects a value of $2,706,000 which does not support the original appraisal value of $2,760,000 but does support it within allowable tolerance of -1.96%.   Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.;
12/15/14 - Received a copy of UCC1 statement in borrower name for subject property reflecting subject is a single Coop Unit and no property taxes are reflected.  Confirms, no taxes are included in or owed in addition to the $850 Coop fee considered in qualifying. CRED 0096 Exception Cleared.;
12/18/14 - Received statement of: "appraisal condition attached." Lender attached appraisal report from the same appraiser and is dated same date as the other three appraisals. Page 30 has photos of 1st floor front living room with security bar equipped with safety release latch. Appraisal is marked As Is. APPR 0032 Exception Cleared.;
 12/18/14 - Received August and September bank statements for acct ending in #xxxx. August statement provided (pg 15) documents large transfer of $417,794 (pg 208) on 08/05/14. CRED 0083 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Missing evidence that borrower was provided with Special Information Handbook/HUD Settlement Handbook within 3 days of application date. - 12/12/14 -Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 12/12/14 - Received Fraud Report with all alerts satisfactorily addressed.  CRED 0089 Exception Cleared.

APPR 0032 Missing Final 442 Certificate of Completion with Final Photos -  No explanation in file for differing appraisal reports and no evidence in file that safety bars were removed or had safety latch installed.  - 12/18/14 - Lender attached appraisal report. Page 30 has photos of 1st floor front living room with security bar equipped with safety release latch. Appraisal is marked As Is. APPR 0032 Exception Cleared.

ECOA 0004 No evidence lender provided copies of written appraisals - Missing evidence that borrower was provided with copies of Appraisal.  - 12/12/14 -  Documents sent history displays all combined disclosures that were sent to the borrower that includes the Notice of Right to Copy of Appraisal also provided is Copy of Compliance Appraisal Cover letter.  ECOA 0004 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $2,760,000 is supported. No CDA provided.  - 12/15/2014 - Received 3rd Party Desk Review that reflects a value of $2,706,000 which does not support the original appraisal value of $2,760,000 but does support it within allowable tolerance of -1.96%.   Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.

CRED 0096 Missing proof of PITI payment on non-subject property - Unable to confirm tax and insurance expenses are included in stated $850 maintenance fees. Final DTI review is not complete pending verification of all PITI expenses.  - 12/15/14 - Received a copy of UCC1 statement in borrower name for subject property reflecting subject is a single Coop Unit and no property taxes are reflected.  Confirms, no taxes are included in or owed in addition to the $850 Coop fee considered in qualifying. CRED 0096 Exception Cleared.

DEED 0049 Mortgage/Deed of Trust is Incomplete - Final Title does not reflect recording date and data from land records office. Unable to confirm recording of mortgage on Final Title Policy.
 - 12/12/14 - Website noted is valid site for recording document information. This is considered sufficient evidence and proof documents were sent for recording by Closing Agent.  DEED 0049 Exception Cleared.

 CRED 0083 Asset Documentation is Insufficient - Statement (pg 54) reflects a statement period of 9/1/2009 to 7/31/2014, however actual statement activity is for 7/28/2014 to 7/31/2014. Statement as provided reflects incorrect dates. Unable to confirm actual period of bank statement.  - 12/18/14 - Received August and September bank statements for acct ending in #xxxx. August statement provided (pg 15) documents large transfer of $417,794 (pg 208) on 08/05/14. CRED 0083 Exception Cleared.
														Non-TRID
300000605	Approved	1	1	1	1
Verified reserves - Verified reserves after closing of $84,774.89 (15.11 months). Minimum reserves required per guides is $61,368.91 (9 months PITI on subject or $50,489.01 and 2 months for one other financed property or $10,879.90). ; Low DTI - 37.44% Verified DTI. Program allows up to 43%.;

12/17/14 -  Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet. COMP 0038 Exception Cleared.;
12/17/14 - Received Fraud report with all alerts satisfactorily addressed. Property alerts will be addressed by the CDA. CRED 0089 Exception Cleared.;
12/18/14 - Received a copy of the executed recorded CTC stamped Mortgage Deed of Trust, Rider and legal description attachment (15 total pages) to confirm Mortgage / Deed of Trust recording has been completed. DEED 0049 Exception Cleared.;
12/17/14 - Borrower chosen Attorney fee in the amount of $550 was omitted from the Finance Charge calculation due to fee being from a Borrower Chosen attorney. COMP 0001 Exception Cleared.;
12/29/14 - Received 3rd Party Desk Review that reflects original appraisal value of $1,097,000 is supported. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.;
 12/31/14 - After further review, exception is being cleared due to the following: E-mail correspondence in file (pg 431) reflects HOA written confirmation that 1) There is no single entity/individual/investor/group that owns more than one physical unit in the project. 2) There is no pending litigation. Master insurance is in file (pg 364), HOA cert was provided on 12/30/14 confirming all HOA dues are paid current and 11.11% is investor owned. Subject is eligible for limited review due to LTV of 80%. COND 0001 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Missing evidence that borrower was provided with Special Information Handbook/HUD Settlement Handbook within 3 days of application date. - 12/17/14 - Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet. COMP 0038 Exception Cleared.

COND 0001 Missing Condo Project Approval - Missing condo approval and HOA certification. None provided in file. - 12/31/14 - E-mail correspondence in file (pg 431) reflects HOA written confirmation that 1) There is no single entity/individual/investor/group that owns more than one physical unit in the project. 2) There is no pending litigation. Master insurance is in file (pg 364), HOA cert was provided on 12/30/14 confirming all HOA dues are paid current and 11.11% is investor owned. Subject is eligible for limited review due to LTV of 80%. COND 0001 Exception Cleared.

DEED 0049 Mortgage/Deed of Trust is Incomplete - No evidence located in file that mortgage has been sent for recording or recording has been completed.  - 12/18/14 - Received a copy of the executed recorded CTC stamped Mortgage Deed of Trust, Rider and legal description attachment (15 total pages) to confirm Mortgage / Deed of Trust recording has been completed. DEED 0049 Exception Cleared.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed. - 12/17/14 - Received Fraud report with all alerts satisfactorily addressed. Property alerts will be addressed by the CDA. CRED 0089 Exception Cleared.

COMP 0001 Finance charge under disclosed - Finance charges are under disclosed by $550. The Truth in Lending Act considers the disclosed finance charge inaccurate if it is more than $100 below the actual finance charge. (12 CFR Sec. 1026.18(d)(1)). - 12/17/14 - Borrower chosen Attorney fee in the amount of $550 was omitted from the Finance Charge calculation due to fee being from a Borrower Chosen attorney. COMP 0001 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,097,000 is supported. No CDA provided.
  - 12/29/14 - Received 3rd Party Desk Review that reflects original appraisal value of $1,097,000 is supported. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.
														Non-TRID
300009453	Approved	2	2	1	1
Low DTI - DTI of 21.02% is well below the Lender guidelines max allowed of 43%.; Verified credit history - Borrower has long term established credit history since 1996 with mortgage history paid 0x30 for 68 months reviewed and all consumer credit reflected to be paid 0x30 and 788/806 FICO scores.; Verified reserves - Post closing reserves of $160,616.51. 35 months of PITI reserves verified. 9 months of reserves required. ;

CRED 0098 Potential credit depth risk - Minimum Number of Tradelines is less than 3 - Co-borrower does not meet the minimum trade requirements of 3 open & active, one >24 months & two > 12 months. Borrower has 1 installment with 42 months and 1 joint revolving account with 99 months.  Exception Approval was provided (pg 189)  - 6/16/15 - Received email confirmation from Client confirming acknowledgement for tradeline exception for the co-borrower.  CRED 0098 Exception Overridden to EV2 level.

4/16/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,030,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser.  APPR 0040 Exception Cleared.;
5/11/15 - Received copy of complete Fraud report with all alerts satisfactorily addressed with the exception of address history which is already set on a separate exception. CRED 0089 Exception Cleared.;
5/11/15 - Received VVOE for B1 current employment dated 04/07/15 and VVOE for B1 previous employment dated 04/16/15. There is no 30 day gap in between employments. Received VVOE for B2 employment dated 04/07/15 reflecting start date and VVOE for previous employment reflecting employment dates. Borrower has 3 months gap in between. Letter of explanation states reason is due to relocation from NC to MA. All VVOEs are dated prior to consummation. CRED 0006 Exception Cleared.;
6/3/15 - Received a lender internal screen print reflecting the subject borrower name and address and includes Disclosure Tracking Details. Document reflects eDisclosures were sent on 01/23/15 which is the same date as application date. Second page reflects the HUD Settlement Cost Booklet was included to the documents sent. ** COMP 0038 Exception Cleared.;
6/3/15 - Received a lender internal screen print reflecting the subject borrower name and address and includes Disclosure Tracking Details. Document reflects eDisclosures were sent on 01/23/15 which is the same date as application date. Second page reflects the Homeownership Counseling Organization List was included to the documents sent. ** COMP 0006 Exception Cleared.;
6/3/15 - Received VOR for previous residence reflecting rent dates from 12/13/14 to present. Also received VOR for previous residence in NC reflecting rent dates from 05/20/14-12/31/14. Borrowers owned their residence prior for 6 years. Over 24 months of housing history verified. CRED 0021 Exception Cleared.;
 6/16/15 - Received email confirmation from Client confirming acknowledgement for tradeline exception for the co-borrower.  CRED 0098 Exception Overridden to EV2 level.;

CRED 0021 Missing Verification of Rental - Missing 24 months verification of housing history: Per Final 1003 (pg 201) and LOE (pg 373), borrower previous residence at xxxx, MA was rented for 2 months, bank statements reflect 2 months rent (pgs 375,379,385). Prior to that, residence at xxxx, NC was rented for 8 months. No VOR or cancelled checks were provided for the most recent 10 months.  Borrowers owned their residence prior at xxxx NC for 6 years. Credit Report (pg 411) reflects 68 months reviewed reporting through 6/2014.  - 6/3/15 - Received VOR for previous residence at xxxx, MA reflecting rent dates from 12/13/14 to present. Also received VOR for previous residence at xxxx, NC reflecting rent dates from 05/20/14-12/31/14. Borrowers owned their residence prior at xxxx NC for 6 years. Over 24 months of housing history verified. CRED 0021 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Purchase transaction. Missing evidence that borrower was provided with Special Information Handbook/HUD Settlement Book within 3 days of loan application date. - 6/3/15 - Received a lender internal screen print of third party system reflecting the subject borrower name and address and includes Disclosure Tracking Details. Document reflects eDisclosures were sent on 01/23/15 which is the same date as application date. Second page reflects the
HUD Settlement Cost Booklet was included to the documents sent. ** COMP 0038 Exception Cleared.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 5/11/15 - Received copy of complete Fraud report with all alerts satisfactorily addressed with the exception of address history which is already set on a separate exception. CRED 0089 Exception Cleared.

CRED 0006 Missing Employment doc (VVOE) - Missing 24 months of employment verification for both borrower and coborrower.  Borrower VVOE for current employment provided (pg 785). Missing previous employment.  Co-borrowers new/current employer (pg 477) reflects a start date, however the verification is not dated. Missing previous employment. Per LOE (pg 478) co-borrower was not working for 3 months during their relocation from NC to MA. Documents to confirm a complete 24 months of employment verification for both borrowers. All verifications to be dated prior to Note consummation date.  - 5/11/15 - Received VVOE for B1 current employment dated 04/07/15 and VVOE for B1 previous employment dated 04/16/15. There is no 30 day gap in between employments. Received VVOE for B2 employment dated 04/07/15 reflecting start date  and VVOE for previous employment reflecting employment dates. Borrower has 3 months gap in between. Letter of explanation states reason is due to relocation from NC to MA. All VVOEs are dated prior to consummation. CRED 0006 Exception Cleared.

COMP 0006 Missing Initial Disclosure(s) - Missing evidence the borrower received the Homeownership Counseling Disclosure within 3 business days of application. - 6/3/15 - Received a lender internal screen print of third party system reflecting the subject borrower name and address and includes Disclosure Tracking Details. Document reflects eDisclosures were sent on same date as application date. Second page reflects the
Homeownership Counseling Organization List was included to the documents sent. ** COMP 0006 Exception Cleared.

 APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,030,000 is supported. No post closing CDA provided.   - 4/16/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,030,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser.  APPR 0040 Exception Cleared.
														Non-TRID
300021502	Approved	1	1	1	1
Verified credit history - Middle Credit Scores 808/802. Minimum of 720 required. Credit established 4/1996. No material derogatory credit. ; Verified reserves - Minimum reserves required $71,785.08 with $97,833.05 verified. 17 months PITI verified. 12 months PITI required per guidelines. ;

6/3/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,400,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.;
6/3/15 - Lender attached Disclosure Tracking Details printout which reflects that initial disclosures were sent out on 03/09/15, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/09/15. Printout reflects Borrower received and acknowledged the eDisclosures on 03/09/15. Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet (page 2). COMP 0038 Exception Cleared.;
6/3/15 - Lender attached Disclosure Tracking Details printout which reflects that initial disclosures were sent out on 03/09/15, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/09/15. Printout reflects Borrower received and acknowledged the eDisclosures on 03/09/15. Documents sent history displays all combined disclosures that were sent to the borrower that includes the Homeownership Counseling Organization List (page 2). COMP 0006 Exception Cleared.;
6/3/15 - Received fully executed Appraisal Independence Requirements (AIR) Compliance Appraisal Cover Letter fully executed by both borrowers thus acknowledging receipt of valuation report or waiver of right to review report. ECOA 0003 Exception Cleared.;
6/3/15 - Received response from lender of: "fraud report" however, no document was attached thus non reviewed. CRED 0089 Exception Remains.;
7/2/15 - The Client acknowledged that Schedule A of final title (pg. 96) states that subject mortgage is to be recorded in the Office of the Register of the County.  This confirms the specific detail to indicate the mortgage will be recorded and in the proper recording office. TITL 0009 Exception Cleared.;
7/1/15 - Received response from lender of: "Deed and Legal Description". Attached is a copy of the Bargain and Sale Deed With Covenants and Schedule "A" description. Bargain and Sale Deed Schedule "A" description agrees with Final Title Policy description. Block and Lot number provided agrees with original appraisal report. ** Confirmed Schedule "A"  description attached to the Deed of Trust (pg 175) provided in file agrees with Schedule "A" description provided in the final Title Policy (Pg 97). Schedule "A" provided in the Final Title Policy provides the Block and Lot number, which agrees with the original appraisal report. ** DEED 0021 Exception Cleared.;
7/2/15 - Received response from lender of: "Lease". Attached is a copy of the executed lease for investment property covering 4/15/15 to 4/4/16. ** LEAS 0001 Exception Cleared.;
7/2/15 - Received response from lender of: "Lease". Attached is a copy of the Renewal Lease Form for borrowers departing residence covering 6/2/14 to 6/1/15. ** No exception cleared. Unable to confirm rental terms and rent due prior 6/1/14 to satisfy 24 month rental history. A Verification of Rent prepared by the property management reflecting rental period and satisfactory rental payment history can satisfy this exception. ** CRED 0001 Exception Remains.;
 7/3/15 - Received response from lender of: "We have checks that show a timely payment history - no gaps. We have to get their prior lease also!? Can we please get this waived. We have many compensating factors. Please advise". ** Agreed. 24 month verification of rent satisfied based on: Loan file (pg 341) containing copies of cancelled checks for rental payments from 4/1/2013 to 4/1/2015 payable to the same property management company. Rental amount increased over this period. Payments are dated no later than the 8th of the month in which they are due. Renewal lease for departing residence covering 6/2/14 to 6/1/15 was previously received on 7/2/15. Final 1003/Application reflects 5 years at departing residence. ** CRED 0001 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Purchase transaction. Missing evidence that borrower was provided with Special Information Handbook/HUD Settlement Book within 3 days of loan application date. - 6/3/15 - Lender attached Disclosure Tracking Details printout which reflects that initial disclosures were sent out on 03/09/15, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/09/15. Printout reflects Borrower received and acknowledged the eDisclosures on 03/09/15. Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet (page 2). COMP 0038 Exception Cleared.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 6/29/15 - Received response from lender of: "Fraud Report". Attached is a copy of fraud report dated 3/16/15 reflecting a Fraud Risk Score of 920. ** No lenders comments to address the alerts, however, documentation is provided in file to address variances  ** CRED 0089 Exception Cleared.

CRED 0001 Unacceptable Mortgage History - Housing history verified with 26 months of cancelled checks (pg 341). Missing copy of lease or VOR to confirm lease amounts and details of rental history. Unable to confirm amount of rent due and borrowers address history.  - 7/3/15 - Received response from lender of: "We have checks that show a timely payment history - no gaps. We have to get their prior lease also. Can we please get this waived. We have many compensating factors. Please advise". ** Agreed. 24 month verification of rent satisfied based on: Loan file (pg 341) containing copies of cancelled checks for rental payments from 4/1/2013 to 4/1/2015 payable to the same property management company. Rental amount increased over this period. Payments are dated no later than the 8th of the month in which they are due. Renewal lease for departing residence covering 6/2/14 to 6/1/15 was previously received on 7/2/15. Final 1003/Application reflects 5 years at departing residence. ** CRED 0001 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,400,000 is supported. No post closing CDA provided.  - 6/3/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,400,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser.  APPR 0040 Exception Cleared.

DEED 0021 Missing Legal Description on Mortgage/DOT - Unable to confirm the APN.  Deed of Trust (pg 162) does not contain the APN for the subject property. APN not provided on legal description (pg 175).  - 7/1/15 - Received response from lender of: "Deed and Legal Description". Attached is a copy of the Bargain and Sale Deed With Covenants and Schedule "A" description. Bargain and Sale Deed Schedule "A" description agrees with Final Title Policy description. Block and Lot number provided agrees with original appraisal report. ** Confirmed Schedule "A"  description attached to the Deed of Trust (pg 175) provided in file agrees with Schedule "A" description provided in the final Title Policy (Pg 97). Schedule "A" provided in the Final Title Policy provides the Block and Lot number, which agrees with the original appraisal report. ** DEED 0021 Exception Cleared.

ECOA 0003 No evidence lender provided copies of written appraisals - No evidence lender provided copies of written appraisals to all borrowers.  - 6/3/15 - Received fully executed Appraisal Independence Requirements (AIR) Compliance Appraisal Cover Letter fully executed by both borrowers thus acknowledging receipt of valuation report or waiver of right to review report. ECOA 0003 Exception Cleared.

COMP 0006 Missing Initial Disclosure(s) - Missing evidence Homeownership Counseling Notice was provided to borrower within 3 business days of application date.  - 6/3/15 - Lender attached Disclosure Tracking Details printout which reflects that initial disclosures were sent out on 03/09/15, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/09/15. Printout reflects Borrower received and acknowledged the eDisclosures on 03/09/15. Documents sent history displays all combined disclosures that were sent to the borrower that includes the Homeownership Counseling Organization List (page 2). COMP 0006 Exception Cleared.

TITL 0009 Missing Required Property Title Search - Per Final Title (pg 96) the subject mortgage is listed as "to be duly recorded". Missing recording reference numbers/book and page numbers to confirm Mortgage document has been recorded.  - 7/2/15 - The Client acknowledged that Stewart Title Schedule A of final title (pg. 96) states that subject mortgage is to be recorded in the Office of the Register of the County .  This confirms the specific detail to indicate the mortgage will be recorded and in the proper recording office. TITL 0009 Exception Cleared.

 LEAS 0001 Missing Lease Agreement and/or Not Executed - Missing Lease Agreement for rental property at xxxx, FL. Borrowers qualified with rental income from this property.  - 7/2/15 - Received response from lender of: "Lease". Attached is a copy of the executed lease for investment property covering 4/15/15 to 4/4/16. ** LEAS 0001 Exception Cleared.
														Non-TRID
300017562	Approved	2	2	1	1				Low DTI - Verified DTI of 23.20% on fully documented file. Maximum DTI of 43% allowed per lender guidelines. ;
CRED 0100 Insufficient verified reserves - Guidelines require 12 months reserves of $81,251.52, verified $77,514.48 or 11.45 months reserves. Short total reserves of $3737.04. Per final 1003 borrower had insufficient reserves. Lender approval (pg 41) acknowledged borrower was short reserves. - 7/2/15 - Spoke to Client. Client provided emailed confirmation of exception acknowledgment. CRED 0100 Exception Overridden to EV2 level.

 CRED 0098 Potential credit depth risk - Minimum Number of Tradelines is less than 3 - Co-borrower does not meet the minimum tradeline requirement per lender exception (pg 43). Coborrower has only 1 jointly held lease trade and is an authorized signer on revolving trade, which was not included in qualifying. Guideline Exception for trade line Approval (pg 43). Co-borrower income was not used to qualify. - 7/2/15 - Spoke to Client. Client provided emailed confirmation of exception acknowledgment. CRED 0098 Exception Overridden to EV2 level.

6/3/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,545,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser.  APPR 0040 Exception Cleared.;
6/3/15 - Received response from lender of: "tracking".  Attached is disclosure tracking shows HUD booklet was sent, date on Detail print screen is 05/08/2015. The "Disclosure Tracking Details" printout reflects that initial disclosures were sent out on 03/31/2015, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/31/2015.  Printout reflects Borrower received and acknowledged the eDisclosures on 03/31/2015.  Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.;
6/3/15 - Received response from lender of: "tracking".  Attached is disclosure tracking shows Homeownership Counseling Disclosure was sent, date on Detail print screen is 05/08/2015. The "Disclosure Tracking Details" printout reflects that initial disclosures were sent out on 03/31/2015, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/31/2015.  Printout reflects Borrower received and acknowledged the eDisclosures on 03/31/2015.  Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0017 Exception Cleared.;
6/3/15 - Received Fraud Report with all alerts satisfactorily addressed.  CRED 0089 Exception Cleared.;
6/29/15 - Received response from lender of: "Policy states full replacement cost and this should be sufficient. Full or guaranteed is up to the cost to rebuild". ** Agreed. Hazard insurance dec page (pg 423) reflects "HO-3 Full Replacement" with coverage amount of $650,000. Hazard insurance dec page confirms full replacement. ** HAZ 0004 Exception Cleared.;
6/29/15 - Received response from lender of: "Loan closed on 5/21 we have a VOE thru the work # dated 5/12 showing employment for 2.9 years". ** No exception cleared. Missing copy of the Voe dated 5/12/15. ** CRED 0006 Remains.;
Received response from lender of: "Reserves 12 months, 6770.96 X 12 = $81,251.52. Funds to close=$209,354.45 AMEX 30 day account - $706 Total required = $291,311.97. We have verified assets of $302,368.59". ** No exception cleared. Lender calculation does not include earnest deposit in cash required to close. Cash required to close per Final HUD1 $363,854.45 (pg 66). Total assets verified $441,368.43 (Includes $200,000 Gift Funds and $154,500 Earnest Deposit). Post close assets $77,513.98 or 11.45 Months. 12 Months PITI Reserves Required $81,251.52. Reserves short $3737. Pg 2 of the conditional loan commitment dated 5/1/15 states: "Currently Short Reserves". ** CRED 0100 Exception Remains.;
6/30/15 - Received 3rd party verification of employment dated 5/12/15, Voe confirms primary borrowers employment from 7/24/12 to Present or 2 years 9 months. ** 24 months verification of employment requirement satisfied. ** CRED 0006 Exception Cleared.;
7/2/15 - Spoke to Client. Client provided emailed confirmation of exception acknowledgment. CRED 0098 Exception Overridden to EV2 level.;
7/2/15 - Spoke to Client. Client provided emailed confirmation of exception acknowledgment. CRED 0100 Exception Overridden to EV2 level.;
 7/2/15 - Received call from Client to acknowledge that Schedule A of final title states that subject mortgage is to be recorded in the Office of the Register of the County.  This confirms the specific detail to indicate the mortgage will be recorded and in the proper recording office. TITL 0009 Exception Cleared.;

COMP 0017 RESPA Disclosure(s) is Deficient - Missing evidence the borrower was provided with the Homeownership Counseling Disclosure within 3 business days of the application date. - 6/3/15 - Received response from lender of: "tracking".  Attached is disclosure tracking shows Homeownership Counseling Disclosure was sent, date on Detail print screen is 05/08/2015. The "Disclosure Tracking Details" printout reflects that initial disclosures were sent out on 03/31/2015, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/31/2015.  Printout reflects Borrower received and acknowledged the eDisclosures on 03/31/2015.  Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0017 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Purchase transaction. Missing evidence that borrower was provided with Special Information Handbook/HUD Settlement Book within 3 days of loan application date.
 - 6/3/15 - Received response from lender of: "tracking".  Attached is disclosure tracking shows HUD booklet was sent, date on Detail print screen is 05/08/2015. The "Disclosure Tracking Details" printout reflects that initial disclosures were sent out on 03/31/2015, including eDisclosures which supports disclosure was sent within 3-business days of the application date of 03/31/2015.  Printout reflects Borrower received and acknowledged the eDisclosures on 03/31/2015.  Documents sent history displays all combined disclosures that were sent to the borrower that includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.

HAZ 0004 Hazard Insurance Coverage Amount is Insufficient - Hazard coverage of $650,000 (pg 423) is insufficient to meet the lower of Note amount ($1,236,000) or cost to rebuild per appraisal of $1,113,000 (pg 427). No evidence of extended coverage or Guaranteed replacement coverage noted on evidence of insurance. Policy states Full Replacement, however not noted as Guaranteed. Based on documents in file hazard coverage is insufficient. - 6/29/15 - Received response from lender of: "Policy states full replacement cost and this should be sufficient. Full or guaranteed is up to the cost to rebuild". ** Agreed. Hazard insurance dec page (pg 423) reflects "HO-3 Full Replacement" with coverage amount of $650,000. Hazard insurance dec page confirms full replacement. ** HAZ 0004 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,545,000 is supported. No post closing CDA provided.  - 6/3/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,545,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.

CRED 0006 Missing Employment doc (VVOE) - Missing 24 months of employment verification for borrowers employment dated prior to Note consummation date. - 6/30/15 - Received 3rd party verification of employment dated 5/12/15, Voe confirms primary borrowers employment. ** 24 months verification of employment requirement satisfied. ** CRED 0006 Exception Cleared.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 6/3/15 - Received Fraud Report with all alerts satisfactorily addressed.  CRED 0089 Exception Cleared.

 TITL 0009 Missing Required Property Title Search - Final Title Policy (pg 79) reflects that subject mortgage is not yet recorded. Title Policy Item #3 states "mortgage to be recorded".  Final title policy to reflect evidence of final recording with recording reference numbers.  - 7/2/15 - Received call from Client to acknowledge that Schedule A of final title states that subject mortgage is to be recorded in the Office of the Register of the County.  This confirms the specific detail to indicate the mortgage will be recorded and in the proper recording office. TITL 0009 Exception Cleared.
														Non-TRID
300021501	Approved	2	2	1	1
Verified housing payment history - Credit report reflects 123 months of current and prior mortgage history paid 0x30.  ; Verified credit history - 791/772 qualifying credit scores.  720 minimum score required per guidelines. Credit file dates back to 09/1989. ; Verified reserves - Post closing reserves of $1,987,588 reserves verified.  $82,303 (9 months for subject and 3 months for 3 additional properties) required per guidelines. All lender reserve requirements have been met.; Income verified was not used in qualifying - Coborrower income of $xxxx/mo is not being used to qualify, but is fully documented in loan file. ;

CRED 0093 Credit Documentation is Insufficient - Missing letter signed by borrower addressing all credit inquiries in past 120 days.  Credit report pg 392 reflects inquiries.  Any new credit accounts opened to be fully documented. , Compensating Factors: Verified credit history

7/13/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,465,000 is supported. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.;
7/20/15 - Received a copy of the Disclosure Tracking Details for subject transaction. Tracking reflects initial disclosures (including edisclosures) were sent out on 4/8/15, which confirms disclosure was sent within 3-business days of the application date of 4/8/15. Tracking also reflects borrowers received and acknowledged eDisclosures on 4/8/15. Tracking lists all documents sent to borrower, which includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.;
7/20/15 - Received a copy of the Disclosure Tracking Details for subject transaction. Tracking reflects initial disclosures (including edisclosures) were sent out on 4/8/15, which confirms disclosure was sent within 3-business days of the application date of 4/8/15. Tracking also reflects borrowers received and acknowledged eDisclosures on 4/8/15. Tracking lists all documents sent to borrower, which includes the Homeownership Counseling Organization List.  COMP 0006 Exception Cleared.;
7/20/15 - Received copy of report dated 4/8/15 with Fraud Score 613. High Risk indicators for property value addressed by CDA dated 7/13/15, which supports the original appraised value. Documentation presented in the original loan file addresses remaining Low and Medium Risk indicators. CRED 0089 Exception Cleared.;
7/20/15 - Received a copy of the borrower signed Appraiser Independence Requirements (AIR) Compliance Appraisal Cover letter dated 5/21/15. Cover letter states: "Enclosed is a copy of the appraisal report(s) and any valuation reports that will be used in connection with your current loan application". Cover letter goes on to state: "If you wish to proceed with the loan closing, your signature will acknowledge either: 1) Your receipt of the appraisal and valuation reports three or more business days prior to your loan closing, or alternatively 2) That you previously had waived your right to review the appraisal report three or more business days prior to the closing of your loan". ** Borrowers signature acknowledges receipt of appraisal. Original loan file provides the executed Notice of Right to Copy of Appraisal dated 4/8/15 (pg 357), which confirms borrow did not previously waive right to appraisal. ECOA 0003 Exception Cleared.;
7/22/15 - Received a copy of email correspondence between borrower and lender addressing credit inquiries reflected in the credit report that was presented in the original loan file (pg 398). ** LOX is dated 7/22/15, post Note consummation 7/1/15. Per Borrower, 2 inquiries were for shopping for mortgage and resulted in no new debt. 3 remaining inquiries resulted in a new lease payment. Lease payment was reflected in the credit report and was considered in qualifying. Post Note consummation dated LOX supports how DTI was calculated for qualifying. CRED 0093 Exception Overridden to EV2.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 7/20/15 - Received copy of the report dated 4/8/15 with Fraud Score 613. High Risk indicators for property value addressed by CDA dated 7/13/15, which supports the original appraised value. Documentation presented in the original loan file addresses remaining Low and Medium Risk indicators. CRED 0089 Exception Cleared.

COMP 0006 Missing Initial Disclosure(s) - Missing documentation to evidence Homeownership Counseling Notice was provided to borrowers within 3 business days of 04/08/2015 initial application date.  - 7/20/15 - Received a copy of the Disclosure Tracking Details for subject transaction. Tracking reflects initial disclosures (including eDisclosures) were sent out on 4/8/15, which confirms disclosure was sent within 3-business days of the application date of 4/8/15. Tracking also reflects borrowers received and acknowledged eDisclosures on 4/8/15. Tracking lists all documents sent to borrower, which includes the Homeownership Counseling Organization List.  COMP 0006 Exception Cleared.

ECOA 0003 No evidence lender provided copies of written appraisals - Missing documentation to evidence borrowers were provided a copy of subject appraisal. - 7/20/15 - Received a copy of the borrower signed Appraiser Independence Requirements (AIR) Compliance Appraisal Cover letter dated 5/21/15. Cover letter states: "Enclosed is a copy of the appraisal report(s) and any valuation reports that will be used in connection with your current loan application". Cover letter goes on to state: "If you wish to proceed with the loan closing, your signature will acknowledge either: 1) Your receipt of the appraisal and valuation reports three or more business days prior to your loan closing, or alternatively 2) That you previously had waived your right to review the appraisal report three or more business days prior to the closing of your loan". ** Borrowers signature acknowledges receipt of appraisal. Original loan file provides the executed Notice of Right to Copy of Appraisal dated 4/8/15 (pg 357), which confirms borrow did not previously waive right to appraisal. ECOA 0003 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Missing documentation to evidence Special Information Handbook was provided to borrowers within 3 business days of 04/08/2015 initial application date. - 7/20/15 - Received a copy of the Disclosure Tracking Details for subject transaction. Tracking reflects initial disclosures (including edisclosures) were sent out on 4/8/15, which confirms disclosure was sent within 3-business days of the application date of 4/8/15. Tracking also reflects borrowers received and acknowledged eDisclosures on 4/8/15. Tracking lists all documents sent to borrower, which includes the HUD Settlement Cost Booklet.  COMP 0038 Exception Cleared.

 APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,465,000 is supported. No post closing CDA provided.  - 7/13/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,465,000 is supported. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.
														Non-TRID
300168911	Approved	2	2	1	1
Verified credit history - 741 qualifying credit score. 720 minimum score required. No derogatory credit. Credit file dates back to 7/2001. ; Verified reserves - Post closing reserves of $250,020.72, 30 months of PITI reserves verified. 9 months of PITI reserves required. Sufficient reserves to cover additional 6 months on departing primary. Excess reserves of $165,950. ;

CRED 0010 LTV Exceeds Max Allowed - Per lender matrix, the maximum LTV for an Owner Occupied, Purchase for a 3-unit building is 75%. Subject approved and closed at 80% LTV. Lender approval (pg 92) and email from Client (pg 93) appears to address the exception, however email chain from Client does not specifically state the Exception approval is for LTV exception. Missing evidence of Client approval of 5% LTV exception to lender guidelines. Compensating factors relied on by Client (per email pg 94) must be documented. , Compensating Factors: Verified reserves

6/9/16 - Received 3rd Party Desk Review that reflects original appraisal value of $2,025,000 is supported. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.;
6/10/2016 - Received response from lender: "Missing Business Discl". Attached is a signed official Lender letter stating: "Disclosures for Business Affiliates are not provided to the borrower because Lender does not have any Business Affiliates to disclose. ** Lender states that there are no affiliated businesses to disclose, thus no affiliated business disclosure is required. COMP 0010 Exception Cleared.;
6/10/2016 - Received printout from Lenders LOS to evidence that the Homeownership Counseling Organization List was sent to borrower on 2/17/2016. ** No exception cleared. Missing a copy of the disclosure sent to borrower to confirm disclosure requirements were satisfied. RESPA 0029 Exception Remains.;
6/10/2016 - Received documented rate lock date of 5/3/2016 providing an interest rate of 4% available through 6/17/2016. Missing corresponding LE issued within 3 business days of the rate lock date. COMP 0029 Exception Remains.;
6/21/2016 - Received a copy of the Homeownership Counseling Organization List issued to borrower on 2/17/2016. Organization List disclosed 10 counseling agencies. RESPA 0029 Exception Cleared.;
6/21/2016 - Received a copy of the fraud report reflecting a high risk score of 854. Documentation provided in the original loan file with post close CDA (APPR 0040 6/9) evidence that all alerts were satisfactorily addressed. FRAUD 0001 Exception Cleared.;
6/21/2016 - Received response from lender: "Motivation Letter". Attached is letter firom borrower. ** Intent to occupy is satisfactorily documented in attached letter of explanation. CRED 0015 Exception Cleared.;
6/21/2016 - Received response from lender: "Exception Approval". Attached is email correspondence from Client  stating: "Your recent Exception Request for Loan has been PRICINGAPPROVED and exception documents submitted are APPROVED". Exception Comments: We are looking to do an 80% LTV exception for a 3 Unit property. ** Exception is Overridden. Client email evidences acknowledgment of the LTV exception. CRED 0100 Exception Overridden to EV2.;
6/21/2016 - Received response from lender: "This loan was locked with the borrower... Attached is the lock agreement with the borrower and the LE for the locked rate". Attached is the borrower esigned Interest Rate Lock Disclosure Agreement. Included is a copy of the LE dated 5/10/2016 disclosing the rate lock terms, thus confirming that the LE was issued within 3 business days of the documented lock date. NOTE: Documented rate lock received via stips on 5/3/2016 appears to be for investor pricing. Investor lock 5/3/2016 was completed prior to borrower requested lock, thus no corresponding LE would be required for Investor documented lock.  COMP 0029 Exception Cleared.;
6/21/2016 - Received response from lender: "AIR Disclosure". Attached is a copy of the borrower signed AIR Disclosure dated 4/20/2016. Disclosure states: "Enclosed is a copy of the appraisal report and any valuation reports that will be used in connection with your current loan application....If you wish to proceed with the loan closing, your signature will acknowledge either: 1) Your receipt of the appraisal ans valuation reports three or more business days prior to your loan closing, or, alternatively, 2) That you previously had waived your right to review the appraisal report three or more business days prior to the closing of your loan". ** AIR Disclosure satisfactorily evidences delivery of the appraisal report to borrower.  ECOA 0003 Exception Cleared.

FRAUD 0001 Fraud report alerts have not been addressed - Missing Fraud report with all alerts satisfactorily addressed.   - 6/21/2016 - Received a copy of the fraud report reflecting a high risk score of 854. Documentation provided in the original loan file with post close CDA (APPR 0040 6/9) evidence that all alerts were satisfactorily addressed. FRAUD 0001 Exception Cleared.

COMP 0029 Missing Evidence of Rate Lock - Missing Rate Lock document or evidence of rate lock date.  - 6/21/2016 - Received response from lender: "This loan was locked with the borrower. Attached is the lock agreement with the borrower and the LE for the locked rate". Attached is the borrower esigned Interest Rate Lock Disclosure Agreement dated. Included is a copy of the LE dated 5/10/2016 disclosing the rate lock terms, thus confirming that the LE was issued within 3 business days of the documented lock date. NOTE: Documented rate lock received via stips on 5/3/2016 appears to be for investor pricing. Investor lock 5/3/2016 was completed prior to borrower requested lock, thus no corresponding LE would be required for Investor documented lock.  COMP 0029 Exception Cleared.

ECOA 0003 No evidence lender provided copies of written appraisals - Missing evidence lender provided copies of written appraisal report to borrower. - 6/21/2016 - Received response from lender: "AIR Disclosure". Attached is a copy of the borrower signed AIR Disclosure dated 4/20/2016. Disclosure states: "Enclosed is a copy of the appraisal report and any valuation reports that will be used in connection with your current loan application....If you wish to proceed with the loan closing, your signature will acknowledge either: 1) Your receipt of the appraisal ans valuation reports three or more business days prior to your loan closing, or, alternatively, 2) That you previously had waived your right to review the appraisal report three or more business days prior to the closing of your loan". ** AIR Disclosure satisfactorily evidences delivery of the appraisal report to borrower.  ECOA 0003 Exception Cleared.

CRED 0015 Questionable Occupancy - Approved as Owner Occupied, 3 unit residence. Per appraisal for current primary (pg 708) the borrower is living in a 2 BR/2 bath, 8 year old condominium with 1055 sq ft. Current primary is located in the same building as his place of work.  Subject being purchased is a 117 years old, 3 unit, 3 story row house (pg 630). The largest unit in subject is 860 sq ft with 1 BR/1 Bath. Subject is within 1.5 miles of his office. Borrowers motivation for moving into older, smaller and less convenient location was not documented. Most likely use for subject is as a 3 unit investment property.  - 6/21/2016 - Received response from lender: "Motivation Letter". Attached is letter from borrower. ** Intent to occupy is satisfactorily documented in attached letter of explanation. CRED 0015 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $2,025,000 is supported. No post closing CDA provided.  - 6/9/16 - Received 3rd Party Desk Review that reflects original appraisal value of $2,025,000 is supported. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.

RESPA 0029 Missing Homeownership Counseling Disclosure - Homeownership Counseling Disclosure was not provided in the original loan file. Disclosure tracking (pg 235) evidences delivery to borrower on 2/17/2016. Unable to confirm disclosure met requirements.  - 6/21/2016 - Received a copy of the Homeownership Counseling Organization List issued to borrower on 2/17/2016. Organization List disclosed 10 counseling agencies. RESPA 0029 Exception Cleared.

 COMP 0010 Missing Affiliated Business Disclosure - Missing evidence borrower was provided with Affiliated Business Disclosure within 3 days of loan application date, or provide evidence that lender has no affiliations to disclose. Disclosure tracking (pg 235) does not indicate an Affiliated Business Disclosure was issued to borrower. - 6/10/2016 - Received response from lender: "Missing Business Discl". Attached is a signed official Lender letter stating: "Disclosures for Business Affiliates are not provided to the borrower because Lender does not have any Business Affiliates to disclose. ** Lender states that there are no affiliated businesses to disclose, thus no affiliated business disclosure is required. COMP 0010 Exception Cleared.
														TRID
300006226	Approved	1	1	1	1
Verified housing payment history - Credit report reflects 88 months of current and prior mortgage history paid 0x30.; Verified credit history - 781 qualifying credit score. 720 minimum score required per guidelines. No derogatory credit. Credit file dates back to 02/1996.;

4/10/15 - Received 3rd Party Field Review that reflects original appraisal value of $1,050,000 is supported.  Value confirmed by Field Review which is performed by licensed appraiser. APPR 0040 Exception Cleared.;
4/20/15 - Received Flood Certificate confirming subject is in Flood Zone X. FINS 0004 Exception Cleared.;
4/20/15 - Received evidence of insurance with dwelling coverage which is sufficient to cover cost to rebuild and exceeds the Loan amount. HAZ 0005 Exception Cleared.;
4/20/15 - Received Final 1003 fully executed by all parties. APP 0001 Exception Cleared.;
4/20/15 - Received unrecorded Deed of Trust fully executed by all parties and notarized. APN confirmed. Clearing DEED 0001. Set a separate exception for missing proof of recordation. DEED 0001 Exception Cleared.;
4/20/15 - Received unrecorded Deed of Trust fully executed by all parties and notarized. APN confirmed. Vesting entered per Escrow instructions (pg 451) matches title holders on Deed of Trust. DEED 0037 Exception Cleared.;
4/20/15 - Received complete copy of Note signed and dated by borrower. NOTE 0003 Exception Cleared.;
4/20/15 - Received Final TIL signed by all vested parties. TIL 0001 Exception Cleared.;
4/21/15 - Received complete copy of Note signed and dated by borrower via exception code NOTE 0003. Terms of Note confirmed to be 30 Year Fixed. NOTE 0050 Exception Cleared.;
4/21/15 - Received 3rd Party Field Review that reflects original appraisal value is supported. Value confirmed by Field Review which is performed by licensed appraiser. APPR 0013 Exception Cleared.;
04/28/15 - Received Final 1003 fully executed by all parties. APP 0004 Exception Cleared.;
4/28/15 - Lender to upload documents included to corresponding exception. Lender also provided VVOE. VVOE is dated same date as Note. QMATR 0008 Exception Cleared.;
4/28/15 - Received complete report with all alerts satisfactorily addressed. CRED 0089 Exception Cleared.;
4/28/15 - Received Final HUD, stamped and marked CTC by settlement agent. Reserves required met. Credit and compliance review complete. HUD 0001 Exception Cleared.;
4/30/15 - Received the underwriter executed and dated 1008.  DTI is 42.041% which matches to the 1008 originally provided.  Approval date is 2/19/2015.  APRV 0010 Exception Cleared.;
4/30/15 - Received response from lender of: "COC".  Attached is a COC dated 2/24/2015.  RESPA 0005 Exception Cleared.;
6/1/15 -  Lender to disclose reason for post-consummation dated supplement provided on 04/30/15. CR 0001 Exception Cleared.;
6/1/15 - Received verification of PITI expenses. Total PITI based on first mortgage payment, second HELOC payment per credit report, insurance and taxes per property profile. CRED 0096 Exception Cleared.;
6/1/15 - Previously received rebuttal from lender which states: "There is no lease agreement as there was no rental income given to this property. We hit the borrower for the full payment we only need a lease if we are using rental income, which we are not." Exception cleared due to satisfactory presentment of CRED 0096 Exception. Received verification of PITI expenses. Final 1003 presented via Stips and Conditional Loan Approval (pg 578) confirms no rental income was utilized to qualify thus lease agreement is not required. LEAS 0001 Exception Cleared.;
6/17/15 -Paystubs reflect misc deductions for the loan payments based on bonus earnings, thus earnings cover all loan payments, thus no payment is required for qualifying. CRED 0097 Exception Cleared.;
6/23/15 - Received response from lender of: "Signed 2014 1040s". Attached is a copy of pg 2 of the 2014 1040 tax returns signed by the borrower. ** Confirmed complete copy of the 2014 1040 tax returns were previously received on 6/9/15. ** CRED 0087 Exception Cleared.;
6/25/15 - Confirmed borrower subject property tract, lot, and APN. Recorded copy of DOT confirms recording is complete. ** DEED 0049 Exception Cleared.;
 6/25/15 -Credit supplement received post close reflects an increase to revolving debt balance on one of the tradelines.  Based on a payment of 5% of the new outstanding balance, no material changes were confirmed. ** CRED 0093 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value is supported. No post closing CDA provided.  - 4/10/15 - Received 3rd Party Field Review that reflects original appraisal value is supported.  Value confirmed by Field Review which is performed by licensed appraiser. APPR 0040 Exception Cleared.

CRED 0093 Credit Documentation is Insufficient - Lender to disclose reason for post-consummation dated supplement received on 04/30/15 through exception code CRED 0001. Lender supplemental credit report upgrade is dated 2/25/2015 which is dated post-consummation.   - 6/25/15 - Credit supplement received post close reflects an increase to revolving debt balance on one of the tradelines.  Based on a payment of 5% of the new outstanding balance, no material changes were confirmed. ** CRED 0093 Exception Cleared.

HUD 0001 Missing Final HUD-1 - Missing final HUD signed by all parties. HUD in file (pg 443) is marked Estimated. Fees stated on HUD are not complete. Unable to confirm final assets required for closing. Credit and compliance review is not completed.   - 4/28/15 - Received Final HUD, stamped and marked CTC by settlement agent. Reserves required met. Credit and compliance review complete. HUD 0001 Exception Cleared.

NOTE 0050 Note is Incomplete - No copy of Note provided in file. Unable to confirm terms of Note and name of lender. - 4/21/15 - Received complete copy of Note signed and dated by borrower via exception code NOTE 0003. Terms of Note confirmed to be 30 Year Fixed. Confirmed lender. NOTE 0050 Exception Cleared.

APP 0004 Initial 1003 Application is Incomplete - 1003 in file (pg 546, 571) is missing Loan Officer signature. No 1003 document in file signed by Loan Officer.   - 04/28/15 - Received Final 1003 fully executed by all parties. APP 0004 Exception Cleared.

APPR 0013 Appraisal line, net and/or gross line item adjustments exceed agency guidelines. - Lack of comps with acceptable adjustments could indicate that subject is not easily comparable with other homes in the area or is an over-improvement. Average sales price of comparables used does not support the value. Value not adequately supported.  - 4/21/15 - Received 3rd Party Field Review that reflects original appraisal value is supported.  Value confirmed by Field Review which is performed by licensed appraiser. APPR 0013 Exception Cleared.

COMP 0006 Missing Initial Disclosure(s) - Missing evidence those borrowers was provided with Affiliated Business Disclosure within 3 days of loan application date, or provide evidence that lender has no affiliations to disclose. - 6/1/15 - Lender presented a letter on letterhead executed by General Counsel that states they do not have any affiliations. COMP 0006 Exception Cleared.

CRED 0096 Missing proof of PITI payment on non-subject property - Missing verification of PITI expenses on prior primary.  - 6/1/15 - Received verification of PITI expenses. Total PITI based on first mortgage payment, second HELOC payment per credit report, insurance and taxes per property profile. CRED 0096 Exception Cleared.

CR 0001 Missing Credit Report - Missing origination credit report. Entered liabilities per 1003 pending credit report review. Credit review is not complete.  - 6/1/15 - Lender to disclose reason for post-consummation dated supplement provided on 04/30/15. CR 0001 Exception Cleared.

TIL 0001 Missing Final TIL - No final TIL provided. Missing final TIL signed by all vested parties. Compliance review is not completed.  - 4/20/15 - Received Final TIL signed by all vested parties. TIL 0001 Exception Cleared.

CRED 0087 Tax Returns/Transcripts are Insufficient - Borrowers 2014 Tax Returns provided on 6/9/2015 confirm no 2016 expenses.  Confirmed Schedule C loss with expenses reported are from previous employer. No income adjustment necessary. 2014 Tax Returns are not signed by the borrower. Per guidelines tax returns must be signed by the borrower(s).

  - 6/23/15 - Received response from lender of: "Signed 2014 1040s". Attached is a copy of pg 2 of the 2014 1040 tax returns signed by the borrower. ** Confirmed complete copy of the 2014 1040 tax returns were previously received on 6/9/15. ** CRED 0087 Exception Cleared.

HAZ 0005 Missing evidence of Hazard Insurance - Missing hazard insurance per cost to rebuild on appraisal (pg 475).  - 4/20/15 - Received evidence of insurance with dwelling coverage of $1,011,000 which is sufficient to cover cost to rebuild of $909,860. Loan amount is $840,000. HAZ 0005 Exception Cleared.

QMATR 0008 VOE/VVOE must be performed at or before consummation 1026.43(e)(v) - Unable to determine if VVOE meets guidelines due to lack of closing documents and confirmation of consummation date.  - 4/28/15 -Lender to upload documents included to corresponding exception. Lender also provided VVOE. VVOE is dated same date as Note. QMATR 0008 Exception Cleared.

DEED 0001 Missing Mortgage/Deed of Trust - Missing Deed of Trust. Unable to confirm Notary date. No evidence located in file that mortgage has been sent for recording or recording has been completed. Missing Closing Instructions to confirm if closing was provided with specific recording information.  - 4/20/15 - Received unrecorded Deed of Trust fully executed by all parties and notarized. APN confirmed. Clearing DEED 0001. Set a separate exception for missing proof of recordation. DEED 0001 Exception Cleared.

APP 0001 Missing Final 1003 Application - Missing signed final 1003. 1003 document in file (pg 546) was used for data entry but it is not considered a final 1003.  - 4/20/15 - Received Final 1003 fully executed by all parties. APP 0001 Exception Cleared.

NOTE 0003 Note is not executed - Note is missing.  - 4/20/15 - Received complete copy of Note signed and dated by borrower. NOTE 0003 Exception Cleared.

RESPA 0005 Missing Change of Circumstance Form - Missing Change of Circumstance to correspond with Final GFE  (pg 574). None provided in file. - 4/30/15 - Received response from lender of: "COC".  Attached is a COC dated 2/24/2015.  RESPA 0005 Exception Cleared.

FINS 0004 Special Flood Hazard Notification is Missing or Not Executed - Missing Flood Certificate. Appraisal indicates Flood Zone X.  - 4/20/15 - Received Flood Certificate confirming subject is in Flood Zone X. FINS 0004 Exception Cleared.

CRED 0097 Missing Verification of Liability (Contingent or Otherwise) - Current employer provided borrower with a Loan when he started with the company (pg 208). There is no evidence in the file that lender took the repayment of this debt into consideration when calculating liabilities and DTI. - 6/17/15 - Paystubs reflect misc deductions for the loan payments based on bonus earnings, thus earnings cover all loan payments, thus no payment is required for qualifying. CRED 0097 Exception Cleared.

DEED 0037 All title holders did not execute the Mortgage/DOT - Missing mortgage document. Unable to confirm title holders signatures. Vesting entered per Escrow instructions (pg 451). Unable to confirm.  - 4/20/15 - Received unrecorded Deed of Trust fully executed by all parties and notarized. APN confirmed. Vesting entered per Escrow instructions (pg 451) matches title holders on Deed of Trust. DEED 0037 Exception Cleared.

APRV 0010 Underwriting Loan Approval is Deficient - Lender loan approval in file (pg 578) is not signed. No 1008 provided. Unable to determine approving underwriter.  - 4/30/15 - Received the underwriter executed and dated 1008.  DTI is 42.041% which matches to the 1008 originally provided.  Approval date is 2/19/2015.  APRV 0010 Exception Cleared.

CRED 0089 Missing Required Fraud Tool - Report in file (pg 107) is not complete. File contains only pages 28-47.  Missing pages 1 to 27. Report to reflect all alerts have been addressed.  - 4/28/15 - Received complete fraud report with all alerts satisfactorily addressed. CRED 0089 Exception Cleared.

CRED 0082 Income Documentation is Insufficient - Income documentation is deficient for the following: 1) Lender provided 5 paystubs (pgs 193-198). Only paystub dated 11/26/2014 (pg 195, 196) is complete. All other paystubs are missing page 2 with detail of deductions.  2) Missing 4506T document signed by borrower. - 6/10/15 - File contains 2013 Tax Transcripts. Note date is prior to the 120 day expiry of 4506T form. ** CRED 0082 Exception Cleared.

DEED 0049 Mortgage/Deed of Trust is Incomplete - Based on Deed of Trust provided on 04/20/15, Mortgage/Deed of Trust is Incomplete due to the following: No evidence located in file that mortgage has been sent for recording or recording has been completed.
 - 6/25/15 - Confirmed borrower subject property tract, lot, and APN. Recorded copy of DOT confirms recording is complete. ** DEED 0049 Exception Cleared.

LEAS 0001 Missing Lease Agreement and/or Not Executed - Missing Lease agreement on prior primary. Per loan approval borrower will be renting this property after moving into subject.  - 6/1/15 - Final 1003 presented via Stips and Conditional Loan Approval (pg 578) confirms no rental income was utilized to qualify thus lease agreement is not required. LEAS 0001 Exception Cleared.
														Non-TRID
300005754	Approved	1	1	1	1
Verified credit history - 790 qualifying credit score. 720 minimum score required per guidelines. No derogatory credit. Credit file dates back to 06/1989.; Verified housing payment history - Credit report reflects 64 months of current mortgage history paid 0x30.; Verified reserves - Post closing reserves of $502,348.87. Post closing reserves required of $66,388.56 based on 6 months PITI on subject and 6 months PITI on rental properties. All lender reserve requirements have been met.;

4/20/15-Received 3rd Party Desk Review that reflects original appraisal value of $1,012,000.00 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.;
4/28/15 - Received a copy of the executed recorded Mortgage Deed of Trust, Rider and legal description attachment (15 total pages) to confirm Mortgage / Deed of Trust recording has been completed. APN confirmed. DEED 0049 Exception Cleared.;
4/28/15 - Borrower acknowledged receipt of HUD Booklet. COMP 0038 Exception Cleared.;
4/28/15 - Received Final 1003 fully executed by all parties with Section X, Information for Government Monitoring Purposes fully completed. APP 0002 Exception Cleared.;
 5/26/15 - Letter on letterhead executed by General  Counsel that states they do not have any affiliations. COMP 0006 Exception Cleared.

COMP 0006 Missing Initial Disclosure(s) - Missing evidence those borrowers was provided with Affiliated Business Disclosure within 3 days of loan application date, or provide evidence that lender has no affiliations to disclose. File provides Affiliated Business Disclosure for the seller (pg 468). - 5/26/15 - Letter on letterhead executed by General  Counsel that states they do not have any affiliations. COMP 0006 Exception Cleared.

COMP 0038 Special Information Handbook Not Provided - Purchase transaction. Missing evidence that borrower was provided with Special Information Handbook/HUD Settlement Book within 3 days of loan application date. - 4/28/15 - Lender provided cover letter confirming HUD settlement Booklet is included with the initial disclosures provided. Cover letter is electronically signed by borrower. Borrower acknowledged receipt of HUD Booklet. COMP 0038 Exception Cleared.

APP 0002 Final 1003 Application is Incomplete - Final 1003 is deficient due to the following: Section X, Information for Government Monitoring Purposes is not fully completed (pg 166). - 4/28/15 - Received Final 1003 fully executed by all parties with Section X, Information for Government Monitoring Purposes fully completed. APP 0002 Exception Cleared.

 DEED 0049 Mortgage/Deed of Trust is Incomplete - No evidence located in file that mortgage has been sent for recording or recording has been completed.  - 4/28/15 - Received a copy of the executed recorded Mortgage Deed of Trust, Rider and legal description attachment (15 total pages) to confirm Mortgage / Deed of Trust recording has been completed. APN confirmed. DEED 0049 Exception Cleared.
														Non-TRID
300008029	Approved	1	1	1	1
Income verified was not used in qualifying - VOE (Page 376) reflects an additional $xxxx in annual average bonus income which was not used to qualify. ; Verified credit history - Credit report (page 181) dated 1/23/2015 reflects a median credit score of 793.  Credit report reflects oldest tradeline from December 2004 with a payment history of 0x30 and no judgments, liens or public records.; Verified reserves - Post closing reserves of $106,896.37. 22 months of PITI reserves verified. 9 months of PITI reserves are verified. ; Low DTI - Review verified DTI of 27.19% on fully documented file. Maximum DTI allowed of 43%. ; Low LTV/CLTV/HCLTV - 68.42% LTV/CLTV. 80% maximum allowed. ;

5/7/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,085,000 is supported. Sales price is $950,000. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.;

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,085,000 is supported. No post closing CDA.  - 5/7/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,085,000 is supported. Sales price is $950,000. Value confirmed by CDA which is performed by licensed appraiser and by the expertise of the Original Appraiser. APPR 0040 Exception Cleared.
														Non-TRID
300009044	Approved	1	1	1	1
Verified credit history - 746/773 qualifying credit scores. 720 minimum required. No material derogatory credit. Credit file dates back to 12/1997.; Verified employment history - Borrower on job for xx years. Coborrower on job for xx years. ; Verified housing payment history - Coborrower mortgage history verified 0x30 for 126 months.;

4/17/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,200,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser.
APPR 0040 Exception Cleared.;
4/20/15 - Received underwriter executed 1008 reflecting a date of 04/02/15. DTI is 32.57% which matches to the 1008 originally provided. APRV 0001 Exception Cleared.;
4/23/15 - Received response from lender of: "[Lender] does not allow for shopping and therefore not required to provide a settlement provider list. we have had this same condo before and has been waived." No exception cleared. Provided a letter in company letterhead signed by an official of the bank confirming that [Lender] does not allow borrowers to shop for service providers. RESPA 0028 Exception Remains.;
4/24/15 - Lender provided  copy of employer letter to US Citizenship and Immigration which is RE: L-1A Extension Petition. Letter is written in support of employer's I-129L Petition to continue to employ borrower under L-1A status. Letter further states borrower will continue to be based in WA. Borrower was transferred to the US in May 2010 and has been in the same company since 2000. Exception partially cleared. Provide evidence of a past history of Visa renewals to support continuance of income to satisfy Appendix Q.;
4/23/15 - Lender provided a response stating: "Re-Disclosed til and gfe. please review. thank you." Lender attached copy of GFE dated 03/26/15 with corresponding COC Form and TIL originally provided in file. No exception cleared. Based on GFE and HUD Comparison on page 3 of Final HUD, actual Title Services and Lenders Title Insurance reflected on page 3 of Final HUD is short by $274. Title Services is reflected as $2,574.50 on page 3 of Final HUD while actual Title Services charges is $2,848.50 based on line #1101 of Final HUD page 2.  The $274 shortage results in increase of 10% tolerance violation to $381.88. A credit for tolerance adjustment is reflected on HUD1 of $107.88 (line #209) which is insufficient to cover actual tolerance violation amount of $381.88 ($107.88 based on GFE and HUD comparison provided by lender on page 3 of Final HUD and shortage of $274 in Title Services. RESPA 0009 Exception Remains.;
4/27/15 - Received response from lender of: "this is a standard default condition on all approvals as well as closing instructions. please see attached approval." Lender attached copy of Lender Approval with all outstanding conditions signed off. Condition Item #72 states "Mortgage does not allow shopping for services." This confirms that lender does not allow borrowers to shop for service providers thus Schedule A is waived. RESPA 0028 Exception Cleared.;
4/28/15 - Lender provided an Amended Final HUD, signed and stamped CTC by settlement agent. Amended HUD reflects the following changes: Lowered settlement fee by $274 of $1326.16 on line 1102 thus a lowered Title Services Fee in line 1101 of $2574.50. Second loan fees on line 809 of $390 have been removed. Proceeds from Bank has been reduced from $118,800 to $118,135 (reduced by second loan fees of $390 and $274 settlement fee on second). Cash required to close did not change. Also attached is an e-mail correspondence which states: "There are two loans on the transaction and unless we specifically request separate huds, our system combines the charges. The settlement fee for $274 was allocated to the second loan." The lowered settlement fee of $1326.16 and lowered Title Services Fee of $2574.50 both clears the under disclosure and 10% tolerance fee issue. RESPA 0009 Exception Cleared.;
4/28/15 - Lender provided response of: "a check is being issued to the borrower for the difference. will provide evidence once received. thank you." Lender provided an Amended Final HUD, signed and stamped CTC by settlement agent. Amended HUD reflects the following changes: Lowered settlement fee by $274 of $1326.16 on line 1102 thus a lowered Title Services Fee in line 1101 of $2574.50. Second loan fees on line 809 of $390 have been removed. Proceeds from (bank) has been reduced from $118,800 to $118,135 (reduced by second loan fees of $390 and $274 settlement fee on second). Cash required to close did not change. Also attached is an e-mail correspondence between lender and Senior Escrow Closer of Title which states: "There are two loans on the transaction and unless we specifically request separate huds, our system combines the charges. The settlement fee for $274 was allocated to the second loan." With the lowered settlement fee of $1326.16 and lowered Title Services Fee of $2574.50, the loan is no longer underdisclosed. COMP 0001 Exception Cleared.;
5/1/15 - Lender provided response of: "please see attached in regards to visa history". Attached is lender memo regarding the L-1A.  No proof of Visa renewal has been provided.  I-94 arrival and departure evidence of is not a visa and may not be used in place of a visa.  Still missing evidence of borrower visa and evidence of renewal.  CRED 0032 Exception Remains.;
5/5/15 - The 23-page document provided on 5/1/15 reflects the official petition request (pg. 6-9) to the INS/DHS and pg. 23 reflects on the DHS that the L1 admission reflects borrower is admitted until 10/31/2016 which is beyond the visa expiration of 5/28/2015. And the I-129S (pg. 22), Non-immigrant Petition Based om Blanket L Petition reflects the borrower will be a xxxx (L-1A) with validity dates of 4/23/2015 to 5/28/2017.  CRED 0032 Exception Cleared.

HUD 0001 Missing Final HUD-1 - No final or estimated HUD in file. Only HUD document in file is for simultaneous 2nd lien (pg 329). Unable to confirm assets required for closing and final terms of purchase. Credit and compliance review is not completed.  - 4/21/15 - Received HUD marked Final and stamped CTC by settlement agent. Reserves requirement met. Compliance review complete. HUD 0001 Exception Cleared.

APRV 0003 Missing Loan Approval Date - 1008 in file (pg 22) is illegibly signed and not dated. Unable to determine approving underwriter and date of approval. No lender approval in file. Loan worksheet is not fully completed. Missing Loan Program. Lender approval documents are deficient.  - 4/20/15 - Received underwriter executed 1008 reflecting a date of 04/02/15. DTI is 32.57% which matches to the 1008 originally provided. APRV 0001 Exception Cleared.

RESPA 0009 10% Tolerance Violation between GFE and HUD1 - UPDATED EXCEPTION:
Based on GFE and HUD Comparison on page 3 of Final HUD, actual Title Services and Title Insurance reflected on page 3 of Final HUD is short by $274. Title Services is reflected as $2,574.50 on page 3 of Final HUD while actual Title Services charges is $2,848.50 based on line #1101 of Final HUD page 2. The $274 shortage results in increase of 10% tolerance violation to $381.88. A credit for tolerance adjustment is reflected on HUD1 of $107.88 (line #209) which is insufficient to cover actual tolerance violation amount of $381.88 ($107.88 based on GFE and HUD comparison provided by lender on page 3 of Final HUD and shortage of $274 in Title Services.

ORIGINAL EXCEPTION:
Final GFE (pg 636) reflects required charges of $5,903.60. HUD received on 04/21/15 reflects required charges of $6,655.84. Increase of $752.24 results in >10% tolerance violation. A credit for tolerance adjustment is reflected on HUD1 of $107.88 (line #209) which was not applied due to no breakdown was provided to determine which fees they apply to, thus none was applied.  - 4/28/15 - Lender provided an Amended Final HUD, signed and stamped CTC by settlement agent. Amended HUD reflects the following changes: Lowered settlement fee by $274 of $1326.16 on line 1102 thus a lowered Title Services Fee in line 1101 of $2574.50. Second loan fees on line 809 of $390 have been removed. Proceeds from the bank has been reduced from $118,800 to $118,135 (reduced by second loan fees of $390 and $274 settlement fee on second). Cash required to close did not change. Also attached is an e-mail correspondence between lender and Senior Escrow Closer of xxxx which states: "There are two loans on the transaction and unless we specifically request separate huds, our system combines the charges. The settlement fee for $274 was allocated to the second loan." The lowered settlement fee of $1326.16 and lowered Title Services Fee of $2574.50 both clears the under disclosure and 10% tolerance fee issue. RESPA 0009 Exception Cleared.

COMP 0001 Finance charge under disclosed - Finance charges are under disclosed by $165.51 based on Final HUD1 received on 04/21/15. Reason is due to fees charged on the HUD1 but not included in the prepaid finance charges. Per the TIL itemization (pg. 723) the under disclosure is a result of the difference of $2,386.78 prepaid interest charged on HUD vs. Itemization ($2,386.78 on HUD1 vs. 2,495.27 per TIL) plus $274 difference in settlement charges ($1600.16 on HUD vs. $1,326.16 per TIL) for a total net under disclosure of $165.51. A credit for tolerance adjustment is reflected on HUD1 of $107.88 (line #209) which was not applied due to no breakdown was provided to determine which fees they apply to, thus none was applied. The disclosed finance charge ($723,581.51) is ($165.51) below the actual finance charge($723,747.02). The Truth in Lending Act considers the disclosed finance charge inaccurate if it is more than $100 below the actual finance charge. (12 CFR Sec. 1026.18(d)(1); OSC 17(c)(2)(ii)-1). - 4/28/15 - Lender provided response of: "a check is being issued to the borrower for the difference. will provide evidence once received. thank you." Lender provided an Amended Final HUD, signed and stamped CTC by settlement agent. Amended HUD reflects the following changes: Lowered settlement fee by $274 of $1326.16 on line 1102 thus a lowered Title Services Fee in line 1101 of $2574.50. Second loan fees on line 809 of $390 have been removed. Proceeds from bank has been reduced from $118,800 to $118,135 (reduced by second loan fees of $390 and $274 settlement fee on second). Cash required to close did not change. Also attached is an e-mail correspondence between lender and Senior Escrow Closer of xx which states: "There are two loans on the transaction and unless we specifically request separate huds, our system combines the charges. The settlement fee for $274 was allocated to the second loan." With the lowered settlement fee of $1326.16 and lowered Title Services Fee of $2574.50, the loan is no longer underdisclosed. COMP 0001 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,200,000 is supported. No post closing CDA provided.  - 4/17/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,200,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.

CRED 0032 Missing borrower immigration or residency status documentation - Borrower is Foreign National/Non-Permanent Resident Alien current working on an L1A VISA which expires on 5/28/2015 (pg 31). Lender guidelines require borrower to have stable income expected to continue for 3 years. Employer letter (pg 33) reflects they will apply for an extension, however no guarantee that employment is excepted to continue for 3 years. Unable to confirm VISA extension beyond 5/28/2015.  - 5/5/15 - In collaboration with client, the 23-page document provided on 5/1/15 reflects the official petition request (pg. 6-9) to the INS/DHS and pg. 23 reflects on the DHS that the L1 admission reflects borrower is admitted until 10/31/2016 which is beyond the visa expiration of 5/28/2015. And the I-129S (pg. 22), Non-immigrant Petition Based om Blanket L Petition reflects the borrower will be a manger or executive (L-1A) with validity dates of 4/23/2015 to 5/28/2017.  CRED 0032 Exception Cleared.

RESPA 0028 Missing Schedule A - Missing evidence borrower was provided with Sch A Addendum to
 GFE/Settlement Provider listing required per RESPA. - 4/27/15 - Received response from lender of: "this is a standard default condition on all of [xxxx] approvals as well as closing instructions. please see attached approval." Lender attached copy of Lender Approval with all outstanding conditions signed off. Condition Item #72 states "[xxxx] does not allow shopping for services." This confirms that lender does not allow borrowers to shop for service providers thus Schedule A is waived. RESPA 0028 Exception Cleared.
														Non-TRID
300007937	Approved	1	1	1	1
Verified housing payment history - Borrowers have 153 months 0x30 mortgage pay history per the credit report.  12 month history required per guidelines.; Established credit history - 796/804 FICO scores.  Borrowers have 200 months credit history with no adverse accounts or public records.;

4/17/15 - Received 3rd Party Desk Review that reflects original appraisal value of $580,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.;
4/22/15 - Received final HUD1.  HUD 0001 Exception Cleared.;
5/4/15 - Attached is a verbal dated 3/13/2015 that states: "Confirmed that they prepared and filed the 2014 and 2013 tax returns" and included is a copy of the online lookup for the business to confirm the phone number. ** Name of firm is on 2014 tax returns as tax preparer. CRED 0006 Exception Cleared.;
5/4/15 - HUD Origination fee updated based on Certification letter from Lender.  Tolerance issue cured, thus RESPA 0010 Exception Cleared;
5/4/15 - HUD Origination fee updated based on Certification letter from Lender.  Tolerance issue cured, thus RESPA 0012 Exception Cleared
 5/4/15 - No income was considered, only initially a small loss was considered for qualifying.  Financial is signed by Co-borrower and thus deemed reasonable since YTD reflects positive net figures, and no loss. CRED 0082 Exception Cleared.;

HUD 0001 Missing Final HUD-1 - Missing final HUD1.  No estimated or final HUD1 in loan file. Unable to confirm cash required to close and final terms of purchase. Compliance testing and reserve calculations could not be completed. - 4/22/15 - Received final HUD1.  HUD 0001 Exception Cleared.

RESPA 0012 Box A. - Adjusted origination charge cannot increase on HUD1 - Final HUD1 received on 4/22/15 reflects an adjusted origination charge in line #803 of the HUD1 of $1815 which increased $25 above the final GFE dated 4/9/15 (pg. 546) that reflected $1790. Adjusted Origination charge is a zero tolerance fee and cannot increase.    - 5/4/15 - HUD Origination fee updated based on Certification letter from Lender.  Tolerance issue cured, thus RESPA 0012 Exception

RESPA 0010 Box 1. - Origination charge cannot increase on HUD1 - Final HUD1 received on 4/22/15 reflects a origination charge in line #801 of the HUD1 of $1815 which increased $25 above the final GFE dated 4/9/15 (pg. 546) that reflected $1790.  Origination charge is a zero tolerance fee and cannot increase.    - 5/4/15 - HUD Origination fee updated based on Certification letter from Lender.  Tolerance issue cured, thus RESPA 0010 Exception Cleared

CRED 0082 Income Documentation is Insufficient - Missing 2015 YTD P&L and balance sheet for SchC company.  Income loss was used to qualify. P&L and Balance Sheet required to confirm losses are not increasing.  - 5/4/15 - Letter along with the copy of executed financials received on 5/1/15 that reflects a positive net figure through 3/15/2015 of $417.28 (prior to consummation).  No income was considered, only initially a small loss was considered for qualifying.  Financial is signed by Co-borrower and thus deemed reasonable since YTD reflects positive net figures, and no loss. CRED 0082 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $580,000 is supported. No post closing CDA provided.  - 4/17/15 - Received 3rd Party Desk Review that reflects original appraisal value of $580,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.

CRED 0006 Missing Employment doc (VVOE) - Coborrower has Sch C business, xxxx (pg 122, 131)). Missing third party VVOE to verify Sch C self-employment.  Income from business used to offset business expenses. Net loss from Sch C used included in qualifying. - 5/4/15 - Attached is a verbal xxxx dated 3/13/2015 that states: "Confirmed that they prepared and filed the 2014 and 2013 tax returns" and included is a copy of the online lookup for the business to confirm the phone number. ** Name of firm is on 2014 tax returns as tax preparer. CRED 0006 Exception Cleared.
														Non-TRID
300008816	Approved	2	2	1	2
Verified credit history - 797/797 qualifying credit scores. 720 minimum score required. No material derogatory credit. Credit file dates back to 9/1980. ; Verified reserves - Post closing reserves of $1,454,111.28. 18 months PITI reserves required on subject. 215 months of subject PITI reserves were verified. ; Low DTI - 17.21% DTI on fully documented file. 43% maximum allowed. ; Low LTV/CLTV/HCLTV - 56.34% LTV/CLTV. ;

APRV 0004 Missing Guidelines for Loan Program used to Underwrite Loan File - No lender guidelines provided for lender loan program allowing Investment properties.  - 6/8/15 - Exception requested was for consideration of a 2 unit investment property. Subject property is a 2 unit investment property and is a purchase transaction. 56.34% LTV, 174 months of reserves, 797 FICO (720 minimum) and 17.21% DTI (max is 43%). APRV 0004 Exception Overridden to EV2 level.

 PROP 0002 Property Type is prohibited - Subject is 2 unit investment property. Lender exception request to (pg 519) provided in file. No evidence that exception was approved.

5/27/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,775,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.;
6/2/2015 - Received underwriter executed 1008 reflecting a date of 4/28/2015. DTI is 17.604% which matches to the 1008 originally provided. APRV 0001 Exception Cleared.;
6/2/2015 - However CDA provided 5/27/2015 supports original appraised value of $1,775,000.  All other variances were cleared.  CRED 0089 Exception Cleared.;
6/2/2015 - Received response from lender of: "Signed 2013 Tax Returns".  Attachment contains pg 2 of the 2013 Form 1040 signed by both borrowers.  CRED 0087 Exception Cleared.;
6/2/2015 - Exception requested was for consideration of a 2 unit investment property. Subject property is a 2 unit investment property and is a purchase transaction. Previously received response fromon 05/22/15 to confirm exception granted for an investment property. PROP 0002 Exception initially Cleared but is overridden to EV2.
6/2/2015 - Received response from lender of: "Closing Instructions". This confirms intent to record legal documents. DEED 0049 Exception Cleared.;
6/2/2015 - Document was executed on 3/16/2015. Evidence that lender has no affiliations to disclose provided. COMP 0010 Exception Cleared.;
6/2/2015 - Received response from lender of: "Closing Protection Letter".  Attachment contains the Closing Protection Letter / Insured Closing Letter dated 4/10/2015.  TITL 0005 Exception Cleared.;
6/8/15 - Exception requested was for consideration of a 2 unit investment property. Subject property is a 2 unit investment property and is a purchase transaction. 56.34% LTV, 174 months of reserves, 797 FICO (720 minimum) and 17.21% DTI (max is 43%). APRV 0004 Exception Overridden to EV2 level.;
6/10/15 - Received screen print confirms evidence of delivery within 3 business days of application. COMP 0038 Exception Cleared.;
 6/10/15 - Received copy of Homeownership Counseling List which is same date as initial 1003 date. COMP 0006 Exception Cleared.

COMP 0006 Missing Initial Disclosure(s) - Homeownership Counseling disclosure was not provided.
 - 6/10/15 - Received copy of Homeownership Counseling List which is same date as initial 1003 date. COMP 0006 Exception Cleared.

COMP 0039 Special Information Handbook Not Provided Within 3 Business Days - Purchase transaction. Missing evidence that borrower was provided with Special Information Handbook/HUD Settlement Book within 3 days of loan application date. - 6/10/15 - Received screen print confirms evidence of delivery within 3 business days of application. COMP 0038 Exception Cleared.

CRED 0087 Tax Returns/Transcripts are Insufficient - Missing signed 2013 tax returns. Signature copy of 2012 returns provided (pg 519).  - 6/2/2015 - Received response from lender of: "Signed 2013 Tax Returns".  Attachment contains pg 2 of the 2013 Form 1040 signed by both borrowers.  CRED 0087 Exception Cleared.

COMP 0010 Missing Affiliated Business Disclosure - Missing evidence those borrowers was provided with Affiliated Business Disclosure within 3 days of loan application date, or provide evidence that lender has no affiliations to disclose. - 6/2/2015 - Document was executed on 3/16/2015. Evidence that lender has no affiliations to disclose provided. COMP 0010 Exception Cleared.

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,775,000 is supported. No post closing CDA provided.  - 5/27/15 - Received 3rd Party Desk Review that reflects original appraisal value of $1,775,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.

CRED 0089 Missing Required Fraud Tool - Missing Fraud report with all alerts satisfactorily addressed.   - 6/2/2015 - However, CDA provided 5/27/2015 supports original appraised value of $1,775,000.  All other variances were cleared.  CRED 0089 Exception Cleared.

APRV 0001 Missing Underwriter Loan Approval - 1008 in file (pg 13) is not signed or dated. No other lender approval in file. No lender approval with underwriting conditions provided.  Unable to determine loan approval date and approving underwriter.
 - 6/2/2015 - Received underwriter executed 1008. DTI is 17.604% which matches to the 1008 originally provided. APRV 0001 Exception Cleared.

TITL 0005 Missing Closing Protection Letter in File - No Closing Protection Letter from title insurer provided in file.  - 6/2/2015 - Attachment contains the Closing Protection Letter / Insured Closing Lettery.  TITL 0005 Exception Cleared.

 DEED 0049 Mortgage/Deed of Trust is Incomplete - No evidence located in file that mortgage has been sent for recording or recording has been completed.  - 6/2/2015 - Received response from lender of: "Closing Instructions". This confirms intent to record legal documents. DEED 0049 Exception Cleared.
														Non-TRID
300190923	Approved	1	1	1	1				Low DTI - 37.09% DTI is below the program maximum of 43%.;
7/20/2016 - Received a lender memo on company letterhead stating: "(lender)  doesnt have E-Sign capabilities and is not offered to our borrowers. It is (lender) policy to mail every applicable LE and CD. ** Lender confirms that they do not utilize esign and that all disclosures are mailed to the borrowers. Confirmed that none of the disclosures were esigned by the borrower, thus no eDisclosure is required.  TRID 0134 Exception Cleared.;
7/20/2016 - Received a lender memo on company letterhead stating: "(lender)  doesnt have E-Sign capabilities and is not offered to our borrowers. It is (lender) policy to mail every applicable LE and CD. ** Lender confirms that they do not utilize esign and that all disclosures are mailed to the borrowers. Confirmed that none of the disclosures were esigned by the borrower, thus no eDisclosure is required.  TRID 0135 Exception Cleared.;
7/20/2016 - Received a memo on company letterhead stating: "There is not a 10 business day requirement per regulation and we did not charge any fees prior to receiving the intent to proceed. The borrower executed the intent to proceed on 06/19/2016; no fees were imposed prior to that date". ** Final CD (pg 353) lists no fees paid outside of closing, thus confirming that the borrower was not charged any fees prior to consummation. TRID 0047 Exception Cleared.;
7/21/2016 - Received 3rd Party Desk Review that reflects original appraisal value of $1,550,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.;
7/22/2016 - Received a complete copy of the checking account statement dated from 6/1/2016 through 6/30/2016, thus satisfying the 2 month bank statement requirement. CRED 0083 Exception Cleared.;
7/22/2016 - Received a lender memo on company letterhead stating: "There is nothing specific on Non-Arms Length transactions in (client) guidelines so we follow (agency) guidelines. Since there is no direct relation between the Borrower(s) and the Seller, it is acceptable. Also, we did not include any Broker Commission within the cash to close or reserves". ** Per (agency), Non-arms length transactions are purchase transactions in which there is a relationship or business affiliation between the seller and the buyer of the property. (agency) allows non-arms length transactions for the purchase of existing properties unless specifically forbidden for the particular scenario, such as delayed financing..." Confirmed that the non-borrowing spouse is not listed as the buyer on the purchase agreement (pg 334). CRED 0026 Exception Cleared.;
7/22/2016 - Received a memo on lenders letterhead stating: "See attached, used 1.25% plus the additional ... assessments". Attached are copies of the same tax certs that were presented in the original loan file. ** Lenders calculated property tax payment  of $1776.04 / mo is greater than the actual tax payment of $1436.08 calculated with the documented tax rate (pg 222), thus confirming that the non-escrowed property tax payment used for qualifying was developed using the most conservative calculation method. CRED 0103 Exception Cleared.;

TRID 0134 Missing E-Sign Disclosure - No evidence that borrower was provided with E-sign disclosure. - 7/20/2016 - Received a lender memo on company letterhead stating: "(lender)  doesnt have E-Sign capabilities and is not offered to our borrowers. It is (lender) policy to mail every applicable LE and CD. ** Lender confirms that they do not utilize esign and that all disclosures are mailed to the borrowers. Confirmed that none of the disclosures were esigned by the borrower, thus no eDisclosure is required.  TRID 0134 Exception Cleared.

CRED 0026 Non-Arms Length Transaction - Fraud Report (pg 79) identified transaction as potential non-arms length transaction. Lender remarks state: "No issued or red flags found by UW team", however, CD (pg 356, pg 19) indicates that the non-borrowing spouse is both the Sellers and Buyers real estate agent for subject transaction with agent being compensated $31,000 at closing (pg 359). - 7/22/2016 - Received a lender memo on company letterhead stating: "There is nothing specific on Non-Arms Length transactions in (client) guidelines so we follow (agency) guidelines. Since there is no direct relation between the Borrower(s) and the Seller, it is acceptable. Also, we did not include any Broker Commission within the cash to close or reserves". ** Per (agency), Non-arms length transactions are purchase transactions in which there is a relationship or business affiliation between the seller and the buyer of the property. (agency) allows non-arms length transactions for the purchase of existing properties unless specifically forbidden for the particular scenario, such as delayed financing..." Confirmed that the non-borrowing spouse is not listed as the buyer on the purchase agreement (pg 334). CRED 0026 Exception Cleared.;

CRED 0083 Asset Documentation is Insufficient - Missing complete two months bank statements for checking account. Statement (pg 7) is dated from 5/1/2016 to 5/31/2016. Printout covers period from 6/2/2016 to 6/30/2016 (pg 1). Transaction history for 6/1/2016 is missing. - 7/22/2016 - Received a complete copy of the checking account statement dated from 6/1/2016 through 6/30/2016, thus satisfying the 2 month bank statement requirement. CRED 0083 Exception Cleared.;

TRID 0135 No proof borrower(s) can receive documents via the electronic method as intended - Missing evidence that borrower was provided with E-Sign Disclosure, thus unable to determine if intent to use electronic delivery method for the borrowers was evident. - 7/20/2016 - Received a lender memo on company letterhead stating: "(lender)  doesnt have E-Sign capabilities and is not offered to our borrowers. It is (lender) policy to mail every applicable LE and CD. ** Lender confirms that they do not utilize esign and that all disclosures are mailed to the borrowers. Confirmed that none of the disclosures were esigned by the borrower, thus no eDisclosure is required.  TRID 0135 Exception Cleared.

TRID 0047 Document Intent to Proceed with the Transaction - Loan file is missing evidence of borrower acknowledged Intent to Proceed dated within 10 business days of the Loan Estimate date 5/19/2016 (pg 418). Documented intent to proceed date of 6/19/2016 (pg 415) is not within 10 business days of the initial LE. You did not submit an Intent to Proceed Date, which represents the date the consumer acknowledged their intent to proceed with the transaction described by the Loan Estimate. The creditor must document this communication to satisfy the requirements of 1026.25. Neither a creditor nor any other person may impose a fee, other than a credit report fee, before the consumer has received the Loan Estimate and indicated to the creditor an intent to proceed with the transaction described by the Loan Estimate. (12 CFR 1026.19(e)(2)(i)(A)) - 7/20/2016 - Received a memo on company letterhead stating: "There is not a 10 business day requirement per regulation and we did not charge any fees prior to receiving the intent to proceed. The borrower executed the intent to proceed on 06/19/2016; no fees were imposed prior to that date". ** Final CD (pg 353) lists no fees paid outside of closing, thus confirming that the borrower was not charged any fees prior to consummation. TRID 0047 Exception Cleared.;

APPR 0040 Missing Third Party Appraisal Review - Missing required 3rd party appraisal analysis to reflect value of $1,550,000 is supported. No post closing CDA provided.  - 7/21/2016 - Received 3rd Party Desk Review that reflects original appraisal value of $1,550,000 is supported.  Value confirmed by CDA which is performed by licensed appraiser. APPR 0040 Exception Cleared.

CRED 0103 Missing Evidence of Verified Property Tax and / or Homeowners Insurance Information - Missing documentation to support a property tax payment of $1776.04 used both for qualifying and disclosed to borrower (pg 352, 310). Property tax payment is $1436.08 based on the documented tax rate of 1.1118% (pg 222) and appraised value / purchase price of $1,550,000. - 7/22/2016 - Received a memo on lenders letterhead stating: "See attached, used 1.25% plus the additional ... assessments". Attached are copies of the same tax certs that were presented in the original loan file. ** Lenders calculated property tax payment  of $1776.04 / mo is greater than the actual tax payment of $1436.08 calculated with the documented tax rate (pg 222), thus confirming that the non-escrowed property tax payment used for qualifying was developed using the most conservative calculation method. CRED 0103 Exception Cleared.
														TRID